UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): July 24, 2006
APPLICA INCORPORATED

(Exact name of Registrant as specified in its charter)
Commission File Number 1-10177

Florida	59-1028301

(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Number)

3633 Flamingo Road, Miramar, Florida	33027

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (954) 883-1000
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☒ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.
     On July 24, 2006, Applica Incorporated (“Applica”) and NACCO Industries, Inc. (“NACCO Industries”) issued a press release announcing that NACCO Industries, HB-PS Holding Company, Inc., a wholly owned subsidiary of NACCO Industries (“Hamilton Beach/Proctor-Silex”), and Applica have entered into definitive agreements whereby NACCO Industries will spin off Hamilton Beach/Proctor-Silex to NACCO Industries’ stockholders and, immediately after the spin-off, Applica will merge with and into Hamilton Beach/Proctor-Silex. The combined public company will be named Hamilton Beach, Inc. A copy of the joint press release is attached as Exhibit 99 to this Current Report on Form 8-K, which is incorporated herein by reference thereto.
Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits. A copy of the joint press release is attached as Exhibit 99 to this Current Report on Form 8-K.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: July 24, 2006	Applica Incorporated
	By:	/s/ Terry Polistina
Terry Polistina, Chief Operating Officer and Chief Financial Officer of Applica Incorporated

Exhibit Index

Exhibit No.	Description

99	Joint press release of Applica Incorporated and NACCO Industries dated July 24, 2006

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